SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2006
                                                           -------------

                                    GSV, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


   Delaware                         0-23901                      13-3979226
   --------                         -------                      ----------
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                        191 Post Road, Westport, CT 06880
                        ---------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2006, GSV, Inc. ("GSV") and D. Emerald Investments Ltd. ("Emerald") entered into an agreement dated as of May 10, 2006 (the "Agreement"), pursuant to which GSV and Emerald agreed to extend and renew an 8% convertible promissory note in the principal amount of $200,000 (the "Note") and a warrant to purchase 1,142,857 shares of GSV's common stock, par value $.001 per share, at an exercise price of $.70 per share (the "Warrant"). The Note and Warrant were issued pursuant to a Purchase Agreement dated as of May 11, 2004 between Emerald and GSV and had previously been amended pursuant to an agreement between Emerald and GSV dated as of May 10, 2005. Under the terms of the Agreement, the maturity date of the Note was extended from May 10, 2007 to January 10, 2008 and Emerald's right to convert the Note and all accrued interest on the Note into common stock at a price of $.70 per share was extended until any time prior to May 10, 2007. The term of the Warrant was also extended from May 10, 2006 to May 10, 2007.

Interest under the Note is payable quarterly in arrears. The Note continues to provide that if the principal and interest due on the maturity date is not paid, the Note will bear interest at a default rate of 12% per annum. Upon the occurrence of an event of default, Emerald may, at its sole option, declare the entire principal amount of the Note and any interest due thereon immediately due and payable. Events of default include failure to pay the principal amount on the maturity date or any interest when due, commencement by GSV or against GSV of any proceeding or other action relating to bankruptcy or reorganization, GSV's breach or failure to perform or observe any obligation contained in the Note, Purchase Agreement or Warrant or GSV's failure to ensure that any conversion of the Note is effected upon request.

Forward-Looking Statements
--------------------------

Some of the statements in this document are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. GSV cannot guarantee its future results, performance or achievements. GSV's actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward- looking statements. Potential risks and uncertainties that could affect GSV's future operating results include, but are not limited to, its limited operating history, history of losses, need to raise additional capital, and the high risk nature of its business, as well as other risks described in GSV's most recent annual report on Form 10-KSB filed with the Securities and Exchange Commission.


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
                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GSV, INC.
                                                (Registrant)



Dated:  July 13, 2006                           By:/s/ Gilad Gat
                                                   -------------
                                                   Gilad Gat
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)


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